UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund (EFF)

Annual Report

May 31, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2021

Eaton Vance

Floating-Rate Income Plus Fund

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets in March 2020, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes for the 12-month period ended May 31, 2021 — including government debt and investment-grade corporate bonds.

As the period opened on June 1, 2020, senior loans were in the midst of a rally that had begun the last week of March, as central banks around the world stepped in to support capital markets. The U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help credit markets worldwide.

The loan rally continued through the summer and fall of 2020, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of the year, the easing of political uncertainties with the election of Joe Biden as president, coupled with the emergency use approval and initial rollout of two COVID-19 vaccines, added further fuel to the rally.

Except for a pause in March 2021, when returns were flat, the loan rally continued into the new year. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies at the Fed, the ongoing rollout of vaccines, and the reopening of U.S. businesses all provided tailwinds for the asset class through the end of the period.

Technical factors also bolstered loan performance as demand outpaced supply for much of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through the end of the period on May 31.

Issuer fundamentals improved during the period as well, with the trailing 12-month default rate falling from 3.14% at the beginning of the period — approximately the market’s long-term average — to 1.73% at period-end. Reflecting the improved economic environment, the average price of loans rose over 10% during the one-year period, ending the period at $98.08 on May 31, 2021.

For the period as a whole, lower-quality loans outperformed higher-quality issues, with BBB, BB, B, CCC and D-rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 5.50%, 7.31%, 12.59%, 34.64% and 11.44%, respectively, and the Index overall returning 12.54% for the one-year period.

Fund Performance

For the 12-month period ended May 31, 2021, Eaton Vance Floating-Rate Income Plus Fund (the Fund) returned 15.40% at net asset value of its common shares (NAV), outperforming the 12.54% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. The Fund has historically tended to underweight lower-quality loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

The Fund’s allocation to collateralized loan obligation (CLO) debt contributed to Fund performance versus the Index during the period, as CLO prices benefited from strong demand from institutional investors, particularly in the first quarter of 2021. Loan selections in the financial intermediaries and home furnishings sectors helped relative performance as well, as did loan selections within the BB credit rating category. The Fund’s employment of investment leverage also contributed to performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as leverage amplified both the price appreciation and interest payments of loans in the Fund’s underlying portfolio during the period.

In contrast, the Fund’s higher-quality positioning detracted from performance versus the Index during a period when lower-quality loans in general outperformed higher-quality loans. In particular, the Fund’s underweight position relative to the Index in CCC rated loans — which were the best-performing credit rating in the Index during the period — hurt relative returns. Loan selections in the oil and gas, electronics/electrical and retailers (except food and drug) sectors also detracted from relative Fund performance, as did an underweight position in the retailers (except food and drug) sector. The retailers (except food and drug) sector performed strongly in the latter half of the period, as pandemic restrictions eased and Americans began to shop and travel again. Loan selections within the B and CCC credit rating categories hurt relative performance during the period as well.

On March 11, 2021, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. Please see Important Notice to Shareholders on page 8 for additional information.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Performance2,3

Portfolio Managers Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception

Fund at NAV	06/28/2013	15.40%	5.82%	4.58%
Fund at Market Price	—	25.16	7.50	4.48

S&P/LSTA Leveraged Loan Index	—	12.54%	4.91%	4.14%

% Premium/Discount to NAV[4]

				–0.73%

Distributions[5]

Total Distributions per share for the period				$0.731
Distribution Rate at NAV				4.36%
Distribution Rate at Market Price				4.40

% Total Leverage[6]

Borrowings				5.25%
Variable Rate Term Preferred Shares (VRTP Shares)				12.46

Fund Profile

Credit Quality (% of loans)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks10

As announced on May 14, 2021, Eaton Vance Floating-Rate Income Plus Fund is liquidating and terminating. Beginning when the Fund commenced liquidating its portfolio, the Fund may not pursue its stated investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities and distributing its remaining assets to shareholders.

The Fund’s investment objective is total return, with an emphasis on income.

The Fund seeks to achieve its investment objective by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its total assets in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In pursuing its investment objective, the Fund may invest up to 20% of its total assets in securities other than Senior Loans, including loan interests and participations which have (a) a second lien on collateral, no security interest in the collateral, or lower than a senior claim on collateral, as well as (i) investment- and non-investment-grade corporate debt obligations and convertible bonds; (ii) U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; (iii) mortgage-related and other asset-backed securities; (iv) municipal securities; (v) other indexed-, fixed-, variable- and floating-rate income producing obligations of U.S. and foreign issuers, including emerging market issuers; (vi) dividend-paying common and preferred stocks of domestic and foreign issuers (except common stock received in a bankruptcy proceeding or from a convertible security need not be dividend-paying); (vii) collateralized loan obligations and collateralized debt obligations; and (viii) warrants and equity securities issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates.

Under normal market conditions, the Fund may invest up to 20% of its total assets in debt obligations, including Senior Loans, rated Caa1 or lower by Moody’s Investor Service, Inc., or CCC or lower by S&P Global Ratings or Fitch Ratings, or comparably rated by another nationally recognized statistical rating organization or unrated, but judged by its investment adviser to be of comparable quality. The Fund may purchase shares of other investment companies with a similar investment objective, so long as such investments are limited to 10% of the Fund’s total assets overall, with no more than 5% invested in any one issuer.

The Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for investment purposes; risk management purposes, such as hedging against fluctuations in Senior Loans and other investments’ prices, interest rates or base currencies; diversification purposes; or changing the duration of the Fund. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, options on futures contracts, and exchange-traded, cleared and over-the-counter (“OTC”) options on securities or indices, and interest rate, total return and credit default swaps. The Fund may also invest in other types of investments that are not part of its principal strategy from time to time.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund. The Fund’s investments are actively managed, and investments may be bought or sold on a daily basis. The investment adviser’s staff monitors the credit quality and price of Senior Loans and other investments held by the Fund, as well as other investments that are available to the Fund. The Fund may invest in individual Senior Loans and other investments of any credit quality. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services.

In evaluating the quality of particular Senior Loans or other investments, whether rated or unrated, the investment adviser will under normal market conditions, take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks10 — continued

See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of

LIBOR and the nature of any replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation date. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund.

Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

See Endnotes and Additional Disclosures in this report.

5

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks10 — continued

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Fund will indirectly bear any management fees and expenses incurred by a CLO.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s common shares may be less than the public offering price.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders,

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks10 — continued

enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Potential Conflicts of Interest. As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. If confidential or material non-public information regarding an investment or potential investment opportunity becomes available to the investment adviser, the investment adviser may be precluded from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, as well as the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, as applicable, the fulfillment of which may not be in the best interests of a Fund or its shareholders. Certain Affiliated Investment Accounts may have investment objectives that overlap with those of a Fund and/or may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser, the investment adviser has implemented allocation policies and procedures.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may be contrary to the Fund’s best interests and/or the best interests of any of its investments.

General Process for Potential Conflicts. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

7

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Pursuant to the Fund’s Dividend Reinvestment Plan, if the NAV per share on the distribution payment date is equal to or less than the market price per share plus estimated brokerage commissions, then new shares are issued. The number of shares shall be determined by the greater of the NAV per share or 95% of the market price. Otherwise, shares generally are purchased on the open market by the Plan’s agent.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[8]	Other represents any investment type less than 1.0% of total investments.

[9]	Held in connection with the Fund’s planned liquidation.

[10]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

Fund profile subject to change due to active management.

Important Notice to Shareholders

On March 11, 2021, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The shareholders of the Fund approved the Plan on May 14, 2021. As of May 31, 2021, the Fund was in the process of liquidating its portfolio of investments and winding up its business and affairs. Beginning when the Fund commenced liquidating its portfolio, the Fund may not pursue its stated investment objective, comply with its investment limitations or engage in normal business activities, except for the purposes of winding up its business and affairs, paying its liabilities and distributing its remaining assets to shareholders. The Fund subsequently redeemed its outstanding shares and made a partial liquidating distribution of its net assets to its common shareholders (see Note 11).

8

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Portfolio of Investments

Common Stocks — 0.0%(1)
Security	Shares	Value

Oil and Gas — 0.0%

Fieldwood Energy, Inc.(2)(3)(4)	2,148	$0

		$0

Retailers (Except Food and Drug) — 0.0%(1)

Phillips Pet Holding Corp.(2)(3)(4)	134	$51,962

		$51,962

Total Common Stocks (identified cost $68,961)		$51,962

Senior Floating-Rate Loans — 1.0%(5)
Borrower/Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.6%

PQ Corporation:

Term Loan, 2.436%, (3 mo. USD LIBOR + 2.25%), 2/7/27	$349	$347,245

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 2/7/27	348	348,035

		$695,280

Insurance — 0.1%

FrontDoor, Inc., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 8/16/25	$82	$82,013

		$82,013

Oil and Gas — 0.3%

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(6)	$103	$104,140

Term Loan, 0.00%, 4/11/22(7)	695	287,639

		$391,779

Retailers (Except Food and Drug) — 0.0%(1)

Phillips Feed Service, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(4)	$25	$20,045

		$20,045

Total Senior Floating-Rate Loans (identified cost $1,573,384)		$1,189,117

Miscellaneous — 0.0%(1)
Security	Shares	Value

Oil and Gas — 0.0%(1)

Paragon Offshore Finance Company, Class A(2)(3)(4)	404	$0

Paragon Offshore Finance Company, Class B(2)(3)	202	1,363

Total Miscellaneous (identified cost $4,393)		$1,363

Short-Term Investments — 9.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(8)	11,456,895	$11,456,895

Total Short-Term Investments (identified cost $11,456,895)		$11,456,895

Total Investments — 10.1% (identified cost $13,103,633)		$12,699,337

Less Unfunded Loan Commitments — (0.1)%		$(92,340)

Net Investments — 10.0% (identified cost $13,011,293)		$12,606,997

Notes Payable — (6.4)%		$(8,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (15.1)%		$(19,000,000)

Other Assets, Less Liabilities — 111.5%		$139,874,774

Net Assets Applicable to Common Shares — 100.0%		$125,481,771

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

(1)	Amount is less than 0.05%.

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(5)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Portfolio of Investments — continued

lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(6)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At May 31, 2021, the total value of unfunded loan commitments is $93,726. See Note 1E for description.

(7)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2021.

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Statement of Assets and Liabilities

Assets	May 31, 2021

Unaffiliated investments, at value (identified cost, $1,554,398)	$1,150,102

Affiliated investment, at value (identified cost, $11,456,895)	11,456,895

Cash	25,073,504

Cash — escrow deposits	240,899

Interest receivable	474,201

Dividends receivable from affiliated investment	531

Receivable for investments sold (see Note 10)	117,309,924

Tax reclaims receivable	2,789

Prepaid expenses	3,645

Total assets	$155,712,490

Liabilities

Notes payable	$8,000,000

Variable rate term preferred shares, at liquidation value	19,000,000

Payable for investments purchased	2,678,792

Payable to affiliates:

Investment adviser fee	95,449

Trustees’ fees	2,145

Interest expense and fees payable	104,073

Accrued expenses	350,260

Total liabilities	$30,230,719

Commitments and contingencies (see Note 10)

Net assets applicable to common shares	$125,481,771

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064

Additional paid-in capital	143,115,543

Accumulated loss	(17,709,836)

Net assets applicable to common shares	$125,481,771

Net Asset Value Per Common Share

($125,481,771 ÷ 7,606,422 common shares issued and outstanding)	$16.50

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Statement of Operations

Investment Income	Year Ended May 31, 2021

Interest and other income	$8,393,738

Dividends (net of foreign taxes, $2,820)	8,931

Dividends from affiliated investment	2,979

Total investment income	$8,405,648

Expenses

Investment adviser fee	$1,140,355

Trustees’ fees and expenses	12,407

Custodian fee	97,066

Transfer and dividend disbursing agent fees	20,992

Legal and accounting services	491,007

Printing and postage	31,628

Interest expense and fees	1,221,010

Miscellaneous	69,740

Total expenses	$3,084,205

Net investment income	$5,321,443

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(4,617,112)

Investment transactions — affiliated investment	(269)

Net realized loss	$(4,617,381)

Change in unrealized appreciation (depreciation) —

Investments	$16,254,524

Investments — affiliated investment	141

Foreign currency	722

Net change in unrealized appreciation (depreciation)	$16,255,387

Net realized and unrealized gain	$11,638,006

Net increase in net assets from operations	$16,959,449

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$5,321,443	$6,645,714

Net realized loss	(4,617,381)	(5,892,328)

Net change in unrealized appreciation (depreciation)	16,255,387	(9,849,114)

Net increase (decrease) in net assets from operations	$16,959,449	$(9,095,728)

Distributions to common shareholders	$(5,372,339)	$(6,623,737)

Tax return of capital to common shareholders	$(187,955)	$(708,854)

Net increase (decrease) in net assets	$11,399,155	$(16,428,319)

Net Assets Applicable to Common Shares

At beginning of year	$114,082,616	$130,510,935

At end of year	$125,481,771	$114,082,616

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2021

Net increase in net assets from operations	$16,959,449

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(64,267,258)

Investments sold and principal repayments	129,343,087

Increase in short-term investments, net	(9,992,345)

Net amortization/accretion of premium (discount)	(587,336)

Amortization of prepaid upfront fees on variable rate term preferred shares	15,740

Amortization of deferred debt issuance costs on variable rate term preferred shares	36,465

Amortization of prepaid upfront fees and other fees on notes payable	217,098

Decrease in interest receivable	190,275

Increase in dividends receivable from affiliated investment	(38)

Increase in tax reclaims receivable	(256)

Decrease in prepaid expenses	4,928

Decrease in payable to affiliate for investment adviser fee	(10,836)

Increase in payable to affiliate for Trustees’ fees	439

Decrease in interest expense and fees payable	(59,337)

Increase in accrued expenses	176,702

Increase in unfunded loan commitments	92,340

Net change in unrealized (appreciation) depreciation from investments	(16,254,665)

Net realized loss from investments	4,617,381

Net cash provided by operating activities	$60,481,833

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(5,560,294)

Proceeds from notes payable	24,500,000

Repayments of notes payable	(55,000,000)

Payment of prepaid upfront fees on notes payable	(96,000)

Net cash used in financing activities	$(36,156,294)

Net increase in cash and restricted cash	$24,325,539

Cash at beginning of year	$988,864

Cash and restricted cash at end of year	$25,314,403 (1)

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$1,107,044

(1)	Includes cash of $25,073,504 and cash — escrow deposits of $240,899.

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2021		2020	2019	2018	2017

Net asset value — Beginning of year (Common shares)	$15.000		$17.160	$17.830	$17.930	$16.610

Income (Loss) From Operations

Net investment income(1)	$0.700		$0.874	$0.974	$0.898	$0.948

Net realized and unrealized gain (loss)	1.531		(2.070)	(0.694)	(0.088)	1.365

Total income (loss) from operations	$2.231		$(1.196)	$0.280	$0.810	$2.313

Less Distributions to Common Shareholders

From net investment income	$(0.706)		$(0.871)	$(0.950)	$(0.910)	$(0.983)

Tax return of capital	(0.025)		(0.093)	—	—	(0.010)

Total distributions to common shareholders	$(0.731)		$(0.964)	$(0.950)	$(0.910)	$(0.993)

Net asset value — End of year (Common shares)	$16.500		$15.000	$17.160	$17.830	$17.930

Market value — End of year (Common shares)	$16.380		$13.730	$14.890	$16.720	$17.350

Total Investment Return on Net Asset Value(2)	15.40	%(3)	(6.71)%	2.35%	5.03%	14.69%

Total Investment Return on Market Value(2)	25.16	%(3)	(1.60)%	(5.29)%	1.79%	20.96%

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Net assets applicable to common shares, end of year (000’s omitted)	$125,482	$114,083	$130,511	$135,650	$136,351

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees	1.51%	1.57%	1.44%	1.44%	1.48%

Interest and fee expense(3)	1.00%	1.83%	2.09%	1.57%	1.17%

Total expenses	2.51%	3.40%	3.53%	3.01%	2.65%

Net investment income	4.34%	5.33%	5.56%	5.00%	5.40%

Portfolio Turnover	37%	37%	24%	33%	52%

Senior Securities:

Total notes payable outstanding (in 000’s)	$8,000	$38,500	$54,000	$58,000	$54,000

Asset coverage per $1,000 of notes payable(4)	$19,060	$4,457	$3,769	$3,666	$3,877

Total preferred shares outstanding	190	190	190	190	190

Asset coverage per preferred share(5)	$564,747	$298,405	$278,782	$276,169	$286,782

Involuntary liquidation preference per preferred share(6)	$100,000	$100,000	$100,000	$100,000	$100,000

Approximate market value per preferred share(6)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 7).

(4)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(5)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 565%, 298%, 279%, 276% and 287% at May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(6)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below.

	Year Ended May 31,
	2021	2020	2019	2018	2017

Expenses excluding interest and fees	1.00%	1.02%	0.92%	0.94%	0.98%

Interest and fee expense	0.65%	1.18%	1.35%	1.01%	0.77%

Total expenses	1.65%	2.20%	2.27%	1.95%	1.75%

Net investment income	2.84%	3.46%	3.58%	3.24%	3.56%

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income. On March 11, 2021, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination (the “Plan”) for the Fund. The shareholders of the Fund approved the Plan on May 14, 2021. As of May 31, 2021, the Fund was in the process of liquidating its portfolio of investments and winding up its business and affairs. The Fund subsequently redeemed its outstanding shares and made a partial liquidating distribution of its net assets to its common shareholders (see Note 11).

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information

17

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements — continued

obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments or, if sold but unsettled, at Note 10. At May 31, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Variable Rate Term Preferred Shares

Variable rate term preferred shares are a form of preferred shares that represent stock of the Fund. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share.

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution. The Series C-1 VRTP Shares had an original mandatory redemption date of July 8, 2016 that had been extended on various dates through April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees. On September 30, 2016, the Fund redeemed 170 Series C-1 VRTP Shares at a liquidation price of $100,000 per share, the financing for which was provided by a committed financing arrangement (see Note 7).

Upon completion of the partial redemption of the Series C-1 VRTP Shares, the remaining 190 Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) on September 30, 2016 as permitted by the Fund’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.75% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the

18

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements — continued

Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Fund paid an upfront fee of $95,000 and debt issuance costs of $107,733. The Fund paid additional debt issuance costs of $23,000 in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts were being amortized to interest expense and fees through January 24, 2024 but were fully amortized at May 31, 2021 in connection with the approval of the Plan.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2021 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 9) at May 31, 2021. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2021 was $19,000,000.

On June 17, 2021, Series L-2 VRTP Shares outstanding were redeemed (see Note 11).

3  Distributions to Shareholders and Income Tax Information

Prior to the adoption of the Plan, the Fund intended to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2021 was 1.95%. The amount of dividends accrued and the average dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2021 were $402,879 and 2.12%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2021 and May 31, 2020 was as follows:

	Year Ended May 31,
	2021	2020

Ordinary income	$5,775,218	$7,360,021

Tax return of capital	$187,955	$708,854

During the year ended May 31, 2021, accumulated loss was decreased by $44,753 and paid-in capital was decreased by $44,753 due to differences between book and tax accounting, primarily for non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of May 31, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Deferred capital losses	$(17,248,198)

Net unrealized depreciation	(398,552)

Distributions payable	(63,086)

Accumulated loss	$(17,709,836)

At May 31, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $17,248,198 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2021, $940,733 are short-term and $16,307,465 are long-term.

19

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$13,006,209

Gross unrealized appreciation	$155,968

Gross unrealized depreciation	(555,180)

Net unrealized depreciation	$(399,212)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the closing of the Transaction, the Fund entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which took effect on March 1, 2021. The Interim Agreement allows EVM to continue to manage the Fund for up to an additional 150 days following the Transaction to provide more time for further proxy solicitation in connection with shareholder approval of a new investment advisory agreement (the “New Agreement”). Pursuant to the terms of the investment advisory agreement in effect prior to March 1, 2021, the investment adviser fee was computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and was payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). Pursuant to the Interim Agreement, EVM is entitled to receive a fee of 0.75% of the Fund’s average daily total managed assets, with such compensation to be held in an interest-bearing escrow account with the Fund’s custodian and if the New Agreement is not approved, EVM will be paid the lesser of its costs incurred in performing services under the Interim Agreement or the amount in the escrow account, both plus interest earned on the escrow amount. The New Agreement was not approved by the Fund’s shareholders nor was the most recent special meeting of shareholders in March 2021 to approve the New Agreement adjourned. Instead, after considering various options, the Board of Trustees of the Fund approved the termination and liquidation of the Fund, which the Fund shareholders approved on May 14, 2021.

For the year ended May 31, 2021, the Fund’s investment adviser fee amounted to $1,140,355 or 0.61% of the Fund’s average daily total managed assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $63,413,155 and $245,200,423, respectively, for the year ended May 31, 2021.

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended May 31, 2021 and May 31, 2020.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended May 31, 2021 and May 31, 2020.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, two separate entities and one individual affiliated with one such entity collectively owned 32.2% of the Fund’s common shares.

7  Revolving Credit and Security Agreement

The Fund entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $64 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper

20

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements — continued

issuance rate and is payable monthly. Under the terms of the Agreement, the Fund also pays a program fee of 0.90% (0.85% prior to March 8, 2021) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended May 31, 2021 totaled $427,507 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 8, 2021, the Fund paid an upfront fee of $96,000, which was being amortized to interest expense and fees through March 7, 2022 but was fully amortized at May 31, 2021 in connection with the approval of the Plan.

In anticipation of the Fund’s liquidation, the total commitment was reduced beginning on May 14, 2021 to the amount of the Fund’s daily outstanding borrowings. At May 31, 2021, the Fund had borrowings under the Agreement of $8,000,000 at an annual interest rate of 0.15%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at May 31, 2021. For the year ended May 31, 2021, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $45,704,110 and 0.23%, respectively.

Effective June 2, 2021, the Fund repaid its outstanding borrowings of $8,000,000 under the Agreement, plus accrued interest, and the Agreement was terminated.

8  Investments in Affiliated Funds

At May 31, 2021, the value of the Fund’s investment in affiliated funds was $11,456,895, which represents 9.1% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended May 31, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,464,678	$100,059,011	$(90,066,666)	$(269)	$141	$11,456,895	$2,979	11,456,895

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks	$—	$—	$51,962	$51,962

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	1,076,732	20,045	1,096,777

Miscellaneous	—	1,363	0	1,363

Short-Term Investments	—	11,456,895	—	11,456,895

Total Investments	$—	$12,534,990	$72,007	$12,606,997

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

21

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2021 is not presented.

10  Commitments and Contingencies

At May 31, 2021, the Fund had the following unfunded loan commitments outstanding:

Borrower	Principal Amount

Ameriforge Group, Inc.	$1,585

Cano Health LLC	16,672

Constant Contact Inc	95,294

Hertz Corporation (The)	78,548

National Mentor Holdings, Inc.	21,487

TricorBraun Holdings, Inc.	26,626

Total	$240,212

These commitments were sold with the funded portion of such loans prior to year-end but remained outstanding through their settlement date, during which period the Fund continued to earn commitment fees.

11  Subsequent Events

On June 17, 2021, the Fund redeemed 190 Series L-2 VRTP Shares at a price equal to $100,000 per share plus an amount equal to accumulated but unpaid dividends.

In connection with the Plan, the last day of secondary market trading of the Fund’s shares was June 18, 2021, and as such, prior to the opening of business on June 21, 2021, the Fund ceased trading on the New York Stock Exchange. The proportionate interests of shareholders in the net assets of the Fund were fixed on the basis of their respective holdings at the close of business on June 18, 2021.

A first distribution to common shareholders was made on June 25, 2021 and represented approximately 95% of the Fund’s liquidation proceeds, including undistributed income that would otherwise have been included in the Fund’s regular June 2021 distribution. Due to anticipated delays in the liquidation and settlement of a small number of Fund holdings, the Fund currently expects to pay a second, final distribution in or around October 2021.

22

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Emphasis of Matter

As disclosed in Notes 1 and 11 to the financial statements, the Board of Trustees of the Fund approved a Plan of Liquidation and Termination (the “Plan”) for the Fund, and the shareholders of the Fund approved the Plan on May 14, 2021. As of May 31, 2021, the Fund was in the process of liquidating its portfolio of investments and winding up its business and affairs. Our opinion is not modified with respect to this matter.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 20, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.

163(j) Interest Dividends.  For the fiscal year ended May 31, 2021, the Fund designates 99.61% of distributions from net investment income as a 163(j) interest dividend.

24

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders (the “Special Meeting”) on February 26, 2021 for the following purpose: approval of a new investment advisory agreement with EVM (“Proposal 1”). In order to solicit additional votes in an effort to achieve the required quorum, the Special Meeting was adjourned to March 19, 2021. On March 11, 2021, the Fund announced that its Board of Trustees had approved a plan of liquidation and termination for the Fund and would submit the liquidation and termination of the Fund pursuant to the plan to Fund shareholders for approval at a special meeting of shareholders scheduled to be held on May 14, 2021. In light of this announcement, although a quorum was not present at the adjourned Special Meeting held on March 19, 2021, the Special Meeting was not further adjourned and Proposal 1 was not approved for the Fund.

25

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on May 14, 2021. The following actions were taken by shareholders:

Proposal 1:  To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund.

For	Against	Abstain

4,166,756	107,325	22,913

Proposal 2a:  The election of William H. Park, Keith Quinton and Susan J. Sutherland as Class II Trustees of the Fund, for a three-year term ending in 2024.

The following votes were cast by the Fund’s common and VRTP shareholders, voting together as a single class:

Nominees for Trustee	Number of Shares
	For	Withheld

William H. Park	4,409,296	1,615,372

Keith Quinton	4,409,296	1,615,372

Susan J. Sutherland	4,409,296	1,615,372

Proposal 2b:  The election of George J. Gorman as a Class II Trustee of the Fund, for a three-year term ending in 2024.

The following votes were cast by the Fund’s VRTP shareholders, voting separately as a single class:

Nominee for Trustee	Number of Shares
	For	Withheld

George J. Gorman	190	0

26

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

27

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

28

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Board of Trustees’ Contract Approval

Overview of the Board Evaluation Process

At a meeting held on December 18, 2020 (the “December Meeting”), the Board of Trustees (the “Board”) of the Fund, which consists solely of members (“Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Fund or Eaton Vance Management (“Eaton Vance”), voted unanimously to approve a new investment advisory and administrative agreement between the Fund and Eaton Vance (the “New Agreement”), which is intended to go into effect upon the completion of the Transaction (as defined below). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreement at the December Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

Prior to and during meetings leading up to the December Meeting, the Board reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Independent Trustees considered reasonably necessary to evaluate the terms of the New Agreement and to form its conclusions. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Fund, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board concluded that the New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted unanimously to approve the New Agreement at the December Meeting. At a meeting held on January 27, 2021, a majority of the Board voted to recommend that shareholders approve the New Agreement.

Shortly after the announcement of the Transaction, the Independent Trustees met with senior representatives from Eaton Vance at a meeting held on October 14, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees requested additional information to assist the Board in its evaluation of the New Agreement and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Board considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during a meeting on December 16, 2020. The representatives from Eaton Vance each made presentations to, and responded to questions from, the Independent Trustees. The Board considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Fund, including the expected impacts on the businesses conducted by Eaton Vance with respect to the Fund;

•	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;

•

A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreement;

•

A commitment that, for a period of three years after the Closing (as defined below), Morgan Stanley would use its reasonable best efforts to ensure that, at least 75% of the Board’s members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Fund;

•

Information on how the Fund is expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing in respect of the Fund in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Fund and/or the businesses of Eaton Vance and its affiliates as they relate to the Fund;

•

Information on the anticipated benefits of the Transaction to the Fund with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

29

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Board of Trustees’ Contract Approval — continued

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Fund, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreement

•	A representation that, after the Closing, the Fund will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreement, including certain changes as compared to the current investment advisory and administrative agreement between the Fund and Eaton Vance (the “Current Agreement”);

•	Information confirming that the fee rates payable under the New Agreement are equal to those paid under the Current Agreement;

•

A representation that the New Agreement will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of the Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and an appropriate benchmark index, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

Data regarding investment performance relative to a customized group of peer funds identified by Eaton Vance in consultation with members of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to the Fund relative to the fees charged and services provided by Eaton Vance in managing other accounts (which may include other registered funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Fund, if any;

•	Profitability analyses of Eaton Vance with respect to the Fund as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Fund’s post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Fund’s ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other registered funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance;

•	Information concerning the benefits of the closed-end fund structure, as well as the Fund’s market prices, trading volume data, distribution rates and other relevant matters;

30

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Board of Trustees’ Contract Approval — continued

•	Confirmation that Eaton Vance intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;

•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also received information regarding risk management techniques employed in connection with the management of the Fund. The Independent Trustees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Board members, in their capacity as Independent Trustees, were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Board members, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Board member may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement, the Board evaluated the nature, extent and quality of services currently provided to the Fund by Eaton Vance under the Current Agreement. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Fund is expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing the Fund’s investment strategies. The Board further considered that the Fund’s relative performance ranking with respect to its Morningstar and custom peer groups improved from the fourth quintile for the one-, three- and five-year periods ended February 29, 2020, to the third quintile for the one- and three-year periods ended October 31, 2020, and to the second quintile for the five-year period ended October 31, 2020. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Fund and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreement, the Board also considered investment performance information provided for the Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index and a custom peer group of similarly managed funds. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against an appropriate benchmark index and peer group. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by Eaton Vance and its affiliates, and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. In particular, the Board noted that, as of September 30, 2020, the Fund’s actual management fee rate and total expense ratio rank in the third quintile of the Fund’s Broadridge expense group and are equal to the median management fee and total expense ratio of its Broadridge expense group. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Board. The Board considered that the New Agreement does not change the Fund’s management fee rate or the computation method for calculating such fees.

The Board also received and considered information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with an investment objective and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between the Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreement.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreement, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreement.

The Board considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Fund. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of the Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the changes in the assets of the Fund and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede the Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund’s assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board voted unanimously to approve the New Agreement for the Fund and a majority of the Board voted to recommend that shareholders approve the New Agreement.

Approval of Interim Agreement

At the December Meeting, the Board unanimously approved an interim investment advisory and administrative agreement on behalf of the Fund (the “Interim Agreement”), that may be utilized if shareholders of the Fund do not approve the New Agreement prior to the Closing. The Board noted that the terms of the Interim Agreement are substantially identical to those of the Current Agreement except for term and escrow provisions required by applicable law. The analysis set forth above for the New Agreement is equally applicable to the Board’s review of the Interim Agreement. In light of the foregoing, the Board unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Basile and Clarvit who oversee 1 portfolio) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees

David Basile 1961	Class I Trustee	Until 2023. Trustee since 2020.

Founder and Principal of RD Global Research (trading and research firm). Formerly, Portfolio Manager at Tudor Investment Corporation (investment firm) (2008-2014 and 2002-2006). Formerly, Chief Investment Officer and Principal of Safir Capital LLC (registered investment adviser) (2006-2008). Formerly, Managing Director of Barclays Capital (investment bank) (2001-2002). Formerly, Managing Director of Credit Suisse First Boston (investment bank) (1986-2001). Formerly, Vice President of Kidder Peabody & Co Incorporated (securities firm) (1983-1986).

Other Directorships in the Last Five Years. None.

Charles Clarvit 1956	Class I Trustee	Until 2023. Trustee since 2020.

Chief Executive Officer of Clarvit Capital Family Office, LLC (investment management firm) and Trustee of Johns Hopkins University (postsecondary institution). Formerly, Chief Executive Officer of Vinci Partners- US (asset and wealth management firm) (2011-2015). Formerly, Managing Director and the Co-Head of BlackRock Alternative Advisors (investment management firm) (2007-2010). Formerly, Principal of Quellos Group, LLC (investment management firm) (1998-2007). Formerly, Managing Director of CIBC Oppenheimer & Co. (investment management firm) (1985-1998). Formerly, Systems Engineer at IBM Corporation (technology company) (1978-1985).

Other Directorships in the Last Five Years. Voya Prime Rate Trust (closed-end management investment company).

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Class II Trustee	Until 2024. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Class II Trustee	Until 2024. Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2024. Trustee since 2018.

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2024. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

(3)	VRTP Trustee.

36

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

37

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

39

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088    5.31.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)–(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2020 and May 31, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/20	5/31/21
Audit Fees	$59,125	$58,725
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$20,781	$18,271
All Other Fees(3)	$0	$0

Total	$79,906	$76,996

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement and Variable Rate Term Preferred Shares ratings.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2020 and May 31, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/20	5/31/21
Registrant	$20,781	$18,271
Eaton Vance(1)	$51,903	$150,300

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, and Helen Frame Peters are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Russ is a Vice President of EVM and has been a portfolio manager of the Fund since June 2013. Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Messrs. Page, Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,713.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,723.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,713.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Craig P. Russ
Registered Investment Companies	11	$35,207.8	0	$0
Other Pooled Investment Vehicles	5	$5,912.1	0	$0
Other Accounts	7	$3,714.1	0	$0

Andrew N. Sveen
Registered Investment Companies	13	$36,558.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Craig P. Russ	None
Andrew N. Sveen	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 22, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	July 22, 2021